UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
September 25, 2005

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer
Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 25, 2005, the Board of Directors (the Board) of Campbell Soup Company approved an amendment to Article II, Section 1 of the company’s By-Laws, effective November 18, 2005, to change the size of the Board from 16 to 17 directors. A copy of the By-Laws, as amended, is filed as Exhibit 3(i) to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 – Financial Statements and Exhibits
(d)	Exhibits
3(i) By-Laws of the Registrant, effective November 18, 2005.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: September 26, 2005

	By:	/s/ Robert A. Schiffner

Robert A. Schiffner Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3(i)	By-Laws of the Registrant, effective November 18, 2005.

3